UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
____________________________________________________________

Date of Report (Date of earliest event reported): July 31, 2009

HEALTHWAREHOUSE.COM, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-13117	22-2413505
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

100 Commerce Boulevard
Cincinnati, Ohio		45140
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (513) 618-0911

Clacendix, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

HEALTHWAREHOUSE.COM, INC.

July 31, 2009

TABLE OF CONTENTS
		Page

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year	1
Item 9.01.	Financial Statements and Exhibits	2

Item 5.03.                      Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

(a)           Effective August 5, 2009, we changed our corporate name to HealthWarehouse.com, Inc. from Clacendix, Inc.  We accomplished this by filing a Certificate of Amendment of Certificate of Incorporation with the Delaware Secretary of State on July 31, 2009. A copy of the Certificate of Amendment of Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated herein by reference in its entirety.

In connection with our corporate name change, our trading symbol was changed to HEWA on the OTC Bulletin Board.

The foregoing description of the corporate name change is not intended to be complete and is qualified in its entirety by the complete text of the definitive information statement filed with the SEC on June 9, 2009, describing the corporate name change and other matters, and the exhibits filed with such information statement.

We announced the corporate name change and trading symbol change in a press release issued on August 5, 2009, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference in its entirety.

Item 9.01.                      Financial Statements and Exhibits.

 (d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.1	Certificate of Amendment of Certificate of Incorporation, filed July 31, 2009.

99.1	Press Release of HealthWarehouse.com, Inc. issued on August 5, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 6, 2009	HEALTHWAREHOUSE.COM, INC.

	By:	/s/ Lalit Dhadphale
Lalit Dhadphale
President and Chief Executive Officer